UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
November 30, 2007
Date of Report
(Date of earliest event reported)
Total System Services, Inc.
(Exact name of registrant as specified in its charter)

Georgia	1-10254	58-1493818

(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

1600 First Avenue, Columbus, Georgia	31901

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code           (706) 649-2267

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 — REGISTRANT’S BUSINESS AND OPERATIONS
Item 1.01 Entry into a Material Definitive Agreement
In accordance with the Agreement and Plan of Distribution by and among Total System Services, Inc. (“TSYS”), Synovus Financial Corp. (“Synovus”) and Columbus Bank and Trust Company, a wholly owned subsidiary of Synovus (“CB&T”), dated as of October 25, 2007 (the “Distribution Agreement”), on November 30, 2007, TSYS entered into a Transition Services Agreement (the “Transition Services Agreement”), an Employee Matters Agreement (the “Employee Matters Agreement”), an Indemnification and Insurance Matters Agreement (the “Indemnification and Insurance Matters Agreement”), and a Master Confidential Disclosure Agreement (the “Master Confidential Disclosure Agreement”) with Synovus. On November 30, 2007, TSYS also entered into a Tax Sharing Agreement (the “Tax Sharing Agreement”) with CB&T and Synovus. The terms and conditions of each of these agreements are described in further detail in TSYS’ Current Report on Form 8-K filed with the Securities and Exchange Commission on October 25, 2007, which descriptions are incorporated herein by reference in their entirety. The descriptions of the Transition Services Agreement, Employee Matters Agreement, Indemnification and Insurance Matters Agreement, Master Confidential Disclosure Agreement and Tax Sharing Agreement are qualified in their entirety by reference to the complete terms and conditions of these agreements which are attached as Exhibits 10.1-10.5 to this Current Report on Form 8-K and are incorporated herein by reference.
On November 30, 2007, TSYS, Synovus and CB&T also entered into an amendment to the Distribution Agreement (the “Amendment”), which clarifies that the effective time of the spin-off transaction is expected to be prior to the close of business on December 31, 2007. This description of the Amendment is qualified in its entirety by reference to the complete terms and conditions of the Amendment which is attached as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.
SECTION 8 — OTHER EVENTS
Item 8.01 Other Events
On November 30, 2007, TSYS announced that its Board of Directors set a record date of December 17, 2007 for a one-time special cash dividend of $600 million to be paid on a pro rata basis to its shareholders, including Synovus, on December 31, 2007, in connection with the previously announced spin-off to Synovus’ shareholders of the shares of TSYS stock currently indirectly owned by Synovus. The dividend will be paid to TSYS shareholders of record as of the close of business on the record date. Pursuant to the Distribution Agreement, Synovus will receive approximately $485 million in proceeds from this one-time special cash dividend.
Based on the number of TSYS shares outstanding as of October 31, 2007, it is expected that TSYS shareholders as of the record date will receive $3.03 per share. The final per share dividend will be determined based on the number of TSYS shares outstanding on the record date.
TSYS also announced that it will pay a regular quarterly cash dividend to shareholders of record as of the close of business on December 17, 2007, including Synovus, in the amount of $.07 per share. This dividend will be paid on January 2, 2008. A copy of the press release issued by TSYS is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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FINANCIAL STATEMENTS AND EXHIBITS
Item 9.01 Financial Statements and Exhibits
(d) Exhibits
2.1	Amendment No. 1 to Agreement and Plan of Distribution by and among Synovus Financial Corp., Columbus Bank and Trust Company and Total System Services, Inc., dated as of November 30, 2007

10.1	Transition Services Agreement by and among Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.2	Employee Matters Agreement by and among Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.3	Indemnification and Insurance Matters Agreement by and among Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.4	Master Confidential Disclosure Agreement by and among Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.5	Tax Sharing Agreement by and among Synovus Financial Corp., Columbus Bank and Trust Company and Total System Services, Inc., dated as of November 30, 2007

99.1	Press Release of Total System Services, Inc., dated November 30, 2007

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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOTAL SYSTEM SERVICES, INC.

/s/ Kathleen Moates

Kathleen Moates Senior Deputy Counsel

Date: November 30, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit
2.1	Amendment No. 1 to Agreement and Plan of Distribution by and among Synovus Financial Corp., Columbus Bank and Trust Company and Total System Services, Inc., dated as of November 30, 2007

10.1	Transition Services Agreement by and among Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.2	Employee Matters Agreement by and among Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.3	Indemnification and Insurance Matters Agreement by and among Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.4	Master Confidential Disclosure Agreement by and among Synovus Financial Corp. and Total System Services, Inc., dated as of November 30, 2007

10.5	Tax Sharing Agreement by and among Synovus Financial Corp., Columbus Bank and Trust Company and Total System Services, Inc., dated as of November 30, 2007

99.1	Press Release of Total System Services, Inc., dated November 30, 2007